Exhibit 10.2

FIRST AMENDMENT TO STOCK EXCHANGE AGREEMENT

AND PLAN OF REORGANIZATION

THIS FIRST AMENDMENT TO STOCK EXCHANGE AGREEMENT AND PLAN OF REORGANIZATION (the "First Amendment") dated as of September __, 2004, by and among Zeolite Mining Corporation, a Nevada corporation whose principal office is located at Unit 16, 6211 Boundary Drive West, Surrey, B.C V3X 3G7, Canada ("ZMC"); the principal ZMC shareholders listed on Exhibit A (the "PRINCIPAL ZMC SHAREHOLDER"); each of the persons listed on Amended Exhibit B who are directors and principal shareholders of GNCC (collectively referred to as "SELLER"); and GLOBAL NATIONAL COMMUNICATIONS CORPORATION, a corporation organized under the laws of the British Virgin Islands whose principal office is located at 2nd Floor, Hang Tian Wei Building, Road No.2, North Part of Gaoxin Park District, Shenzhen, 518057, People's Republic of China ("GNCC").

R E C I T A L S

A.     The parties have entered into the Stock Exchange Agreement and Plan of Reorganization dated as of August 10, 2004 (the "Stock Exchange Agreement") whereby ZMC intends to acquire one hundred percent (100%) of the issued and outstanding common stock of GNCC, in consideration for which ZMC shall issue to SELLER 9,800,000 shares of its Common Stock in a tax-free reorganization pursuant to Section 368(a)(1)(B) of the United States Internal Revenue Code, as amended ("Code").

B.     One of the members of SELLER, Mr. Wu Yuejin has transferred his 100 shares of GNCC common stock to Mr. Wang Hanqing as of September __, 2004;

C.     Jia Na De Financing Consulting Company has transferred its right to receive 1,300,000 shares of ZMC common stock to Lucky Ocean Group Ltd.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Stock Exchange Agreement as follows.

  Exhibit B and Exhibit C to the Stock Exchange Agreement are hereby amended to reflect the transfer of Mr. Wu Yuejin shares of GNCC common stock to Mr. Wang Hanqing, the result of which is reflected in the Amended Exhibit B and Amended Exhibit C hereto.

  "Jia Na De Financing Consulting Company" shall be substituted by "Lucky Ocean Group Ltd." in the entire Stock Exchange Agreement.

  All capital terms not defined herein shall have the same meaning and definitions as provided in the Stock Exchange Agreement and all other terms not amended hereby shall remain valid and effective.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment the day and year first above written.

ZMC:	ZEOLITE MINING CORORATION,
a Nevada Corporation

	By.	/s/ Alan Brandys
	Its:	President and Director

(Execution Pages of Principal ZMC Shareholders)

PRINCIPAL ZMC SHAREHOLDER:

/s/ Alan Brandys
Alan Brandys

/s/ Douglas Hopper
Douglas Hopper

(Execution page of GNCC and SELLER)

GNCC:	GLOBAL NATIONAL COMMUNICATIONS
CORPORATION, a corporation organized under the laws of
the British Virgin Islands

/s/ Wang, Hanqing
By: Wang, Hanqing
Its: President

SELLER:	/s/ Wang, Hanqing	/s/ Peng, Xiaoyan
	Wang, Hanqing	Peng, Xiaoyan

	/s/ Wu, Wenbin	/s/ Ni, Ding
	Wu, Wenbin	Ni, Ding

	/s/ Di, Yong	/s/ Song, Xiaojia
	Di, Yong	Song, Xiaojia

	/s/ Lian, Hongtao	/s/ Peng, Shaodong
	Lian, Hongtao	Peng, Shaodong

	/s/ Bai Mei	/s/ Peng, Jihu
	Bai Mei	Peng, Jihu

	/s/ Cao, Yong	/s/ Zou, Jiarui
	Cao, Yong	Zou, Jiarui

	/s/ Cai, Lizhi	/s/ Zhang, Li
	Cai, Lizhi	Zhang, Li

/s/ Wang, Lizong
Wang, Lizong

EXHIBIT A	PRINCIPAL ZMC SHAREHOLDER
EXHIBIT B	SHAREHOLDER-DIRECTORS OF GNCC
EXHIBIT C	ZMC SHARES

EXHIBIT A

PRINCIPAL ZMC SHAREHOLDERS

Alan Brandys
6211 Boundary Drive West
Unit 16
Surrey, B.C.
V3X 3G7
Canada

Shares held: 2,500,000

Douglas Hopper
203-828 West Hasting Street
Vancouver, B.C
V6C 1C8
Canada

Shares Held: 2,500,000

AMENDED EXHIBIT B

SELLERS

NAME	No. of Shares	Percentage Ownership
Wang, Hanqing	5,200	52%
Peng, Xiaoyan	2,300	23%
Wu, Wenbin	1,000	10%
Ni, Ding	200	2%
Di, Yong	200	2%
Song, Xiaojia	200	2%
Lian, Hongtao	150	1.5%
Peng, Shaodong	150	1.5%
Bai, Mei	100	1%
Cao, Yong	100	1%
Zou, Jiarui	100	1%
Cai, Lizhi	100	1%
Zhang, Li	100	1%
Wang, Lizong	50	0.5%
Peng, Jihu	50	0.5%
Total:	10,000	100%

AMENDED EXHIBIT C

ZMC SHARES

Name	GNCC Shares	Percent of Class	ZMC Shares	Percent of Class

Wang, Hanqing	5,100	52%	5,096,000	33.97%
Peng, Xiaoyan	2,300	23%	2,254,000	15.03%
Wu, Wenbin	1,000	10%	980,000	6.53%
Ni, Ding	200	2%	196,000	1.31%
Di, Yong	200	2%	196,000	1.31%
Song, Xiaojia	200	2%	196,000	1.31%
Lian, Hongtao	150	1.50%	147,000	0.98%
Peng, Shaodong	150	1.50%	147,000	0.98%
Bai, Mei	100	1%	98,000	0.65%
Cao, Yong	100	1%	98,000	0.65%
Zou, Jiarui	100	1%	98,000	0.65%
Cai, Lizhi	100	1%	98,000	0.65%
Zhang, Li	100	1%	98,000	0.65%
Wang, Lizong	50	0.50%	49,000	0.33%
Peng, Jihu	50	0.50%	49,000	0.33%

TOTALS	10,000	100.00%	9,800,000	65.33%